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                                 AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of July 16, 2002, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and JPMORGAN CHASE BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"). The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1. DEFINITIONS

Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. AMENDMENT

Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, but effective as of the date hereof, Section 8.14 of the Credit Agreement (Dividend Payments) shall be amended by replacing the number "$1,000,000" therein with the number "$2,000,000."

Section 3. REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1.

Section 4. CONDITIONS PRECEDENT

As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution of this Amendment by the Company, Banks constituting the Required Banks and the Agent

Section 5. MISCELLANEOUS

Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.




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EMPIRE RESOURCES, INC.
By: /s/ Sandra Kahn
   -----------------------------
Sandra R. Kahn
Vice President

JPMORGAN CHASE BANK
By: /s/ Randall Berini
   -----------------------------
Randall Berini
Vice President

STANDARD CHARTERED BANK
By: /s/ Robert Reddington
   -----------------------------
Name: Robert Reddington

By: /s/ Joe Langlois
    -----------------------------
Name: Joe Langlois

CITICORP USA, INC.
By: /s/ William Douglass
    -----------------------------
Name: William Douglass

JPMORGAN CHASE BANK,
as Agent
By: /s/ Randall Berini
    -----------------------------
Randall Berini
Vice President